UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

               Shire Pharmaceuticals Group plc
 (Exact name of registrant as specified in its charter)

                           England and Wales
(State or other jurisdiction of incorporation)

0-29630 (Commission File Number)	98-0359573 (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
                           Hampshire RG24 8EP England
(Address of principal executive offices)    (Zip code)

Registrant's telephone number, including area code         44 1256 894 000

______________________________________________________________________
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

           (c) Exhibits. The following exhibit is filed herewith:
99.1   Press release of Shire Pharmaceuticals Group plc dated April 29, 2004, reporting Shire’s financial results for the first quarter of 2004.

Item 12. Results of Operations and Financial Conditions

On April 29, 2004 Shire Pharmaceuticals Group plc issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PHARMACEUTICALS GROUP PLC

By:	/s/ A C Russell Name: Angus Russell Title: Group Finance Director

Dated: April 29, 2004

EXHIBIT INDEX

Number    Description
99.1           Press release of Shire Pharmaceuticals Group plc dated April 29, 2004, reporting Shire’s financial results for the first quarter of 2004.